UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2003

                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------

         WASHINGTON                  0-25159                    91-2094375
(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)             file number)           identification number)

  4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                         98116
  (Address of principal executive offices)                      (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                       N/A
          (Former name or former address, if changed since last report)

                                   LION, INC.



ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under Item 12, "Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On April 30, 2003, LION, Inc. issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.   EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1 Press release issued April 30, 2003, announcing earnings for First Quarter Ended March 31, 2003

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)



DATE: April 30, 2003                   BY: _____________________________________
                                           Dave Stedman
                                           President and Chief Executive Officer